UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 10, 2020

Date of Report (Date of earliest event reported)

Toga Limited
(Exact name of registrant as specified in its charter)

Nevada	001-39052	98-0568153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2575 McCabe Way, Suite 100 Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

(949) 333-1603

(Registrant's telephone number)

__________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm.

Since December 10, 2018, Pinnacle Accountancy Group of Utah (“Pinnacle”) has been the independent registered public accounting firm of Toga Limited (the “Company”). On July 10, 2020, the Audit Committee of the Board of Directors of the Company approved the dismissal of Pinnacle as the Company’s independent registered public accounting firm.

The reports of Pinnacle on the Company’s financial statements for the fiscal years ended July 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Pinnacle’s report for the fiscal year ended July 31, 2018 included a paragraph indicating there was substantial doubt about our ability to continue as a going concern.

During the fiscal year ended July 31, 2019 and through July 10, 2020, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Pinnacle on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Pinnacle would have caused Pinnacle to make reference thereto in its reports on the consolidated financial statements for such year. During the fiscal year July 31, 2019 and through July 10, 2020, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Pinnacle with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that Pinnacle furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Pinnacle agrees with the statements related to them made by the Company in this report. A copy of Pinnacle’s letter to the SEC dated July 13, 2020 is attached as Exhibit 16.1 to this report.

(b) On July 10, 2020, the Company engaged Marcum LLP with offices located in Los Angeles, California (“Marcum”), as the Company’s independent accountant to audit the Company’s consolidated financial statements and to perform reviews of interim financial statements. During the fiscal year ended July 31, 2019, and then through July 10, 2020, neither the Company nor anyone acting on its behalf consulted with Marcum regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Marcum on the Company’s consolidated financial statements; or (ii) any matter that was either the subject of a disagreement with Pinnacle or a reportable event with respect to Pinnacle.

ITEM 7.01 REGULATION FD DISCLOSURE.

On July13, 2020, Toga Limited issued a press release announcing the change of auditors from Pinnacle to Marcum. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibits 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

16.1*	Letter of Pinnacle Accountancy Group of Utah dated July 13, 2020

99.1*	Press Release dated July 13, 2020

* Filed herewith

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOGA LIMITED

DATED: July 13, 2020	By:	/s/ Tok Kok Soon
Toh Kok Soon
Chief Executive Officer (Principal Executive Officer)

DATED: July 13, 2020	By:	/s/ Alexander D. Henderson
Alexander D. Henderson
Chief Financial Officer (Principal Financial and Accounting Officer)

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